Exhibit 99.2

RISK FACTORS1

Dominion Gas’ business is influenced by many factors that are difficult to predict, involves uncertainties that may materially affect actual results and are often beyond its control. A number of these factors have been identified below. For other factors that may cause actual results to differ materially from those indicated in any forward-looking statement or projection contained in this Report and exhibits, see Item 8.01 to the Report.

Risks Related to our Business

The rates of our gas transmission and distribution operations are subject to regulatory review.

Revenue provided by our gas transmission and distribution operations is based primarily on rates approved by state and federal regulatory agencies. The profitability of these businesses is dependent on their ability, through the rates that they are permitted to charge, to recover costs and earn a reasonable rate of return on their capital investment. Various rates and charges assessed by our gas transmission businesses are subject to review by the Federal Energy Regulatory Commission (“FERC”). Pursuant to FERC’s February 2014 approval of Dominion Transmission, Inc. (“DTI”)’s uncontested settlement offer, DTI’s base rates for storage and transportation services are subject to a moratorium through the end of 2016. In accordance with cost of service ratemaking, in its next general rate proceeding, DTI will be required, among other things, to support its rates by showing that they reflect recovery of its costs plus a reasonable return on its investment. In addition, the rates of East Ohio Gas Company d/b/a Dominion East Ohio (“East Ohio”)’s gas distribution business are subject to state regulatory review by the Public Utilities Commission of Ohio. A failure by us to support these rates could result in rate decreases from current rate levels, which could adversely affect our results of operations, cash flows and financial condition.

Our infrastructure expansion plans often require regulatory approval before construction can commence. For these and other reasons, we may not complete pipeline or facility construction or other infrastructure projects that we commence, or we may complete projects on materially different terms or timing than initially anticipated, and we may not be able to achieve the intended benefits of any such project, if completed.

We have announced several pipeline or facility construction and other infrastructure projects, and we may consider additional projects in the future. Commencing construction on announced and future projects may require approvals from applicable state and federal agencies. Projects may not be able to be completed on time as a result of weather conditions, delays in obtaining or failure to obtain regulatory approvals, delays in obtaining key materials, labor difficulties, difficulties with partners or potential partners, a decline in the credit strength of our counterparties or vendors, or other factors beyond our control. Even if pipeline or facility construction and other infrastructure projects are completed, the total costs of the projects may be higher than anticipated and the performance of our business following the projects’ completion may not meet expectations. Start-up and operational issues can arise in connection with the commencement of commercial operations at our facilities, including failure to meet specific operating parameters, which may require adjustments to meet or amend these operating parameters. Additionally, we may not be able to timely and effectively integrate the projects into our operations and such integration may result in unforeseen operating difficulties or unanticipated costs. Further, regulators may disallow recovery of some of the costs of a project if they are determined not to be prudently incurred. Any of these or other factors could adversely affect our ability to realize the anticipated benefits from pipeline or facility construction and other infrastructure projects.

[1]	This exhibit is a part of the Form 8-K filed on June 26, 2014 (the “Report”) by Dominion Gas Holdings, LLC, and makes reference to the Report. For purposes of the Report and exhibits, unless we have indicated otherwise or the context otherwise requires, references to “Dominion Gas,” the “Company,” “we,” “our,” “us” or like terms refer to Dominion Gas Holdings, LLC and its subsidiaries and references to “Dominion” refer to Dominion Resources, Inc. and its subsidiaries.

We are subject to complex governmental regulation, including tax regulation, that could adversely affect our results of operations and subject us to monetary penalties.

Our operations are subject to extensive federal, state and local regulation and require numerous permits, approvals and certificates from various governmental agencies. Such laws and regulations govern the terms and conditions of the services we offer, our relationships with affiliates and pipeline safety, among other matters. Our operations are also subject to legislation governing taxation at the federal, state and local levels. In addition, we must comply with environmental legislation and associated regulations. Our management believes that the necessary approvals have been obtained for existing operations and that our business is conducted in accordance with applicable laws. Our business is subject to regulatory regimes which could result in substantial monetary penalties if we are found not to be in compliance. New laws or regulations, the revision or reinterpretation of existing laws or regulations, or penalties imposed for non-compliance with existing laws or regulations may result in substantial expense to us.

We may not be able to maintain, renew or replace our existing portfolio of customer contracts successfully, or on favorable terms.

Upon contract expiration, customers may not elect to re-contract with us as a result of a variety of factors, including the amount of competition in the industry, changes in the price of natural gas, their level of satisfaction with our services, the extent to which we are able to successfully execute our business plans and the effect of the regulatory framework on customer demand. The failure to replace any such customer contracts on similar terms could result in a loss of revenue for us.

We depend on third parties to produce the natural gas we gather and process, and to provide the natural gas liquids (“NGLs”) we separate into marketable products. A reduction in these quantities could reduce our revenues.

We obtain our supply of natural gas and NGLs from numerous third-party producers. Such producers are under no obligation to deliver a specific quantity of natural gas or NGLs to our facilities. A number of factors could reduce the volumes of natural gas and NGLs available to our pipelines and other assets. Increased regulation of energy extraction activities or a decrease in natural gas prices or the availability of drilling equipment could result in reductions in drilling for new natural gas wells, which could decrease the volumes of natural gas supplied to us. Producers could shift their production activities to regions outside our footprint. In addition, the extent of natural gas reserves and the rate of production from such reserves may be less than anticipated. If producers were to decrease the supply of natural gas or NGLs to our systems and facilities for any reason, we could experience lower revenues to the extent we are unable to replace the lost volumes on similar terms.

Our operations are subject to a number of environmental laws and regulations which impose significant compliance costs on us.

Our operations are subject to extensive federal, state and local environmental statutes, rules and regulations relating to air quality, water quality, waste management, natural resources, and health and safety. Compliance with these legal requirements requires us to commit significant capital toward permitting, environmental monitoring, and installation and operation of environmental control equipment. Additionally, we could be responsible for expenses relating to remediation and containment obligations, including those related to sites where we have been identified by a regulatory agency as a potentially responsible party.

Existing environmental laws and regulations may be revised and/or new laws may be adopted or become applicable to us. Additional regulation of air quality and GHG emissions under the Clean Air Act (“CAA”) may be imposed on the natural gas sector, including rules to limit methane leakage. Compliance with GHG emission reduction requirements may require the retrofit or replacement of equipment or could otherwise increase the cost to operate and maintain our facilities. In addition, we also expect additional federal water and waste regulations, including the potential further regulation of polychlorinated biphenyls (“PCBs”).

We are unable to estimate compliance costs with certainty due to our inability to predict the requirements and timing of implementation of any new environmental rules or regulations. Other factors which affect our ability to predict future environmental expenditures with certainty include our difficulty in estimating clean-up costs and quantifying liabilities under environmental laws that impose joint and several liability on all responsible parties. However, such expenditures, if material, could make our facilities uneconomical to operate, result in the impairment of assets, or otherwise adversely affect our results of operations, financial performance or liquidity.

The use of derivative instruments could result in financial losses and liquidity constraints.

We use derivative instruments, including physical and financial forwards, futures and swaps to manage commodity and financial market risks. In addition, we purchase and sell commodity-based contracts for hedging purposes. We could recognize financial losses on these contracts, including as a result of volatility in the market values of the underlying commodities, if a counterparty fails to perform under a contract or upon the failure or insolvency of a financial intermediary, exchange or clearinghouse used to enter, execute or clear these transactions. In the absence of actively-quoted market prices and pricing information from external sources, the valuation of these contracts involves our management’s judgment or use of estimates. As a result, changes in the underlying assumptions or the use of alternative valuation methods could affect the reported fair value of these contracts.

The use of derivatives to hedge future sales may limit the benefit we would otherwise receive from increases in commodity prices. These hedge arrangements may include collateral requirements that require us to deposit funds or securities or post letters of credit with counterparties, financial intermediaries or clearinghouses to cover the fair value of covered contracts in excess of agreed upon credit limits. For instance, when commodity prices rise to levels substantially higher than the levels where we have hedged future sales, we may be required to use a material portion of our available liquidity or obtain additional liquidity to cover these collateral requirements. In some circumstances, this could have a compounding effect on our financial liquidity and results of operations. In addition, the availability or security of the collateral delivered by us may be adversely affected by the failure or insolvency of a financial intermediary, exchange or clearinghouse used to enter, execute or clear these types of transactions.

Derivatives designated under hedge accounting, to the extent not fully offset by the hedged transaction, can result in ineffectiveness losses. These losses primarily result from differences between the location and/or specifications of the derivative hedging instrument and the hedged item and could adversely affect our results of operations.

Our operations in regards to these transactions are subject to multiple market risks including market liquidity, price volatility, the credit strength of our counterparties and the financial condition of the financial intermediaries, exchanges and clearinghouses used for these types of transactions. These market risks are beyond our control and could adversely affect our results of operations, liquidity and future growth.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) was enacted into law in July 2010 in an effort to improve regulation of financial markets. The Dodd-Frank Act includes provisions that will require certain over-the-counter derivatives, or swaps, to be centrally cleared and executed through an exchange or other approved trading platform. Non-financial entities that use swaps to hedge or mitigate commercial risk, often referred to as end users, can choose to exempt their hedging transactions from these clearing and exchange trading requirements. Final rules for the over-the-counter derivative-related provisions of the Dodd-Frank Act will continue to be established through the ongoing rulemaking process of the applicable regulators, including rules regarding margin requirements for non-cleared swaps. If, as a result of the rulemaking process, our derivative activities are not exempted from the clearing, exchange trading or margin requirements, we could be subject to higher costs, including from higher margin requirements, for our derivative activities. In addition, implementation of, and compliance with, the swaps provisions of the Dodd-Frank Act by our counterparties could result in increased costs related to our derivative activities.

Our operations are subject to operational hazards, equipment failures, supply chain disruptions and personnel issues which could negatively affect us.

Operation of our facilities involves risk, including the risk of potential breakdown or failure of equipment or processes due to aging infrastructure, pipeline integrity, fuel supply or transportation disruptions, accidents, labor disputes or work stoppages by employees, acts of terrorism or sabotage, construction delays or cost overruns, shortages of or delays in obtaining equipment, material and labor, operational restrictions resulting from environmental limitations and governmental interventions, and performance below expected levels. Our business is dependent upon sophisticated information technology systems and network infrastructure, the failure of which could prevent us from accomplishing critical business functions. In addition, weather-related incidents, earthquakes and other natural disasters can disrupt operation of our facilities. Because our pipelines and other facilities are interconnected with those of third parties, the operation of our pipelines and facilities could be adversely affected by unexpected or uncontrollable events occurring on the systems of such third parties.

Unplanned outages of our facilities and extensions of scheduled outages due to mechanical failures or other problems occur from time to time and are inherent risks of our business. Unplanned outages typically increase our operation and maintenance expenses and may reduce our revenues as a result of selling fewer services or incurring increased rate credits to customers. If we are unable to perform our contractual obligations, penalties or liability for damages could result.

In addition, there are many risks associated with the transportation, storage and processing of natural gas and NGLs, including fires, explosions, uncontrolled releases of natural gas and other environmental hazards, and the collision of third party equipment with our pipelines. Such incidents could result in loss of human life or injuries among our employees, customers or the public in general, environmental pollution, damage or destruction of our facilities or business interruptions and associated public or employee safety impacts, loss of revenues, increased liabilities, heightened regulatory scrutiny and reputational risk.

Our results of operations can be affected by changes in the weather.

Severe weather, including hurricanes, floods and winter storms, can be destructive, causing outages, production delays and property damage that require incurring additional expenses. Furthermore, our operations could be adversely affected and our physical plant placed at greater risk of damage should changes in global climate produce, among other possible conditions, unusual variations in temperature and weather patterns, resulting in more intense, frequent and extreme weather events, or abnormal levels of precipitation.

Exposure to counterparty performance and credit risk may adversely affect our financial results of operations.

We are exposed to credit risks of our counterparties and the risk that one or more counterparties may fail or delay the performance of their contractual obligations, including, but not limited to, payment for services. Counterparties could fail or delay the performance of their contractual obligations for a number of reasons, including the effect of regulations on their operations. In addition, in an economic downturn, individual customers of East Ohio may have increased amounts of bad debt. While rate riders have been obtained so that those losses will, for the most part, be recovered by future rates, such recovery will be over a period of time, while the cost is incurred earlier by us. Defaults by customers, suppliers or other third parties may adversely affect our financial results.

Market performance and other changes may decrease the value of benefit plan assets or increase our liabilities, which could then require significant additional funding.

The performance of the capital markets affects the value of the assets that are held in trusts to satisfy future obligations under our pension and other postretirement benefit plans. We have significant obligations in these areas and the trusts hold significant assets. These assets are subject to market fluctuation and will yield uncertain returns, which may fall below expected return rates.

A decline in the market value of the assets held in trusts to satisfy future obligations under our pension and other postretirement benefit plans may increase the funding requirements under such plans. Additionally, changes in interest rates will affect the liabilities under our pension and other postretirement benefit plans; as interest rates decrease, the liabilities increase, potentially requiring additional funding. Further, changes in demographics, including increased numbers of retirements or changes in life expectancy assumptions, may also increase the funding requirements of the obligations related to the pension and other postretirement benefit plans. If the benefit plan assets are negatively impacted by market fluctuations or other factors, our results of operations, financial condition and/or cash flows could be negatively affected.

Changing rating agency requirements could negatively affect our growth and business strategy.

In order to maintain appropriate credit ratings to obtain needed credit at a reasonable cost in light of existing or future rating agency requirements, we may find it necessary to take steps or change our business plans in ways that may adversely affect our growth and earnings. A reduction in our credit ratings could result in an increase in our borrowing costs, our loss of access to certain markets, or both, thus adversely affecting our operating results and could require us to post additional collateral in connection with some of our price risk management activities.

An inability to access financial markets could adversely affect the execution of our business plans.

We rely on access to longer-term capital markets as a significant source of funding and liquidity for capital expenditures, normal working capital and collateral requirements related to hedges of future sales and purchases of energy-related commodities. Deterioration in our creditworthiness, as evaluated by credit rating agencies or otherwise, or declines in market reputation either for us or our industry in general, or general financial market disruptions outside of our control could increase our cost of borrowing or restrict our ability to access one or more financial markets. Further market disruptions could stem from delays in the current economic recovery, the bankruptcy of an unrelated company, general market disruption due to general credit market or political events, or the failure of financial institutions on which we rely. Increased costs and restrictions on our ability to access financial markets may be severe enough to affect our ability to execute our business plans as scheduled.

We depend on an intercompany credit agreement with Dominion Resources, Inc. (“Dominion”) and certain bank syndicated credit facilities available to Dominion and us for short-term borrowings to meet working capital needs. If Dominion’s short-term funding resources, which include the commercial paper market and its syndicated bank credit facilities, become unavailable to Dominion, our access to short-term funding could also be in jeopardy.

We rely on an intercompany revolving credit agreement with Dominion to provide us, and our subsidiaries, with short-term borrowings to meet working capital and other cash needs. Dominion relies, in part, on the issuance of commercial paper in the short-term money markets to fund advances it makes to us under the intercompany revolving credit agreement. The issuance of commercial paper by Dominion is supported by its access to two bank syndicated revolving credit facilities. One is a $4.0 billion facility, under which Dominion, Virginia Electric and Power Company (“Virginia Power”) and we are borrowers, and the other is a $500 million facility, under which Dominion, Virginia Power and we are borrowers. In addition, these facilities could be drawn upon either by us directly or by Dominion to fund borrowing requests by us under the intercompany revolving credit agreement.

In the event of a default under the bank syndicated credit facilities by either Dominion or Virginia Power, Dominion could lose access to these facilities. In such an event, Dominion may not be able to rely on either the commercial paper market or the bank facility for its own short-term funding, and thus may not be able to fund a request by us under the intercompany revolving credit agreement.

Potential changes in accounting practices may adversely affect our financial results.

We cannot predict the impact that future changes in accounting standards or practices may have on public companies in general, the energy industry or our operations. New accounting standards could be issued that could change the way we record revenues, expenses, assets and liabilities. These changes in accounting standards could adversely affect our earnings or could increase our liabilities.

War, acts and threats of terrorism, natural disasters and other significant events could adversely affect our operations.

We cannot predict the impact that any future terrorist attacks may have on the energy industry in general or on our business in particular. Any retaliatory military strikes or sustained military campaign may affect our operations in unpredictable ways, such as changes in insurance markets and disruptions of fuel supplies and markets. In addition, our infrastructure facilities could be direct targets of, or indirect casualties of, an act of terror. Furthermore, the physical compromise of our facilities could adversely affect our ability to manage these facilities effectively. Instability in financial markets as a result of terrorism, war, natural disasters, pandemic, credit crises, recession or other factors could result in a significant decline in the U.S. economy and increase the cost of insurance coverage, which could negatively impact our results of operations and financial condition.

Hostile cyber intrusions could severely impair our operations, lead to the disclosure of confidential information, damage our reputation and otherwise have an adverse effect on our business.

We own assets deemed as critical infrastructure by FERC, the operation of which is dependent on information technology systems. Further, the computer systems that run our facilities are not completely isolated from external networks. Parties that wish to disrupt the U.S. gas transmission or distribution system or our operations could view our computer systems, software or networks as attractive targets for a cyber attack. In addition, our business requires that we collect and maintain sensitive customer data and confidential employee information, which may be subject to electronic theft or loss.

A successful cyber attack on the systems that control our gas transmission or distribution assets could severely disrupt business operations, preventing us from serving customers or collecting revenues. The breach of certain of our business systems could affect our ability to correctly record, process and report financial information. A major cyber incident could result in significant expenses to investigate and repair security breaches or system damage and could lead to litigation, fines, other remedial action, heightened regulatory scrutiny and damage to our reputation. In addition, the misappropriation, corruption or loss of personally identifiable information and other confidential data could lead to significant breach notification expenses and mitigation expenses such as credit monitoring. We maintain property and casualty insurance that may cover certain damage caused by potential cyber incidents; however, other damage and claims arising from such incidents may not be covered or may exceed the amount of any insurance available. For these reasons, a significant cyber incident could materially and adversely affect our business, financial condition and results of operations.

Failure to retain and attract key executive officers and other skilled professional and technical employees could have an adverse effect on our operations.

Our business strategy is dependent on our ability to recruit, retain and motivate employees. Our key executive officers are our chief executive officer, chief financial officer and president and those responsible for financial, operational, legal, regulatory and accounting functions. Competition for skilled management employees in these areas of our business operations is high. In addition, demand for skilled professional and technical employees in gas transmission, storage, gathering, processing and distribution and in design and construction is high in light of growth in demand for natural gas, increased supply of natural gas as a result of developments in gas production, increased infrastructure projects, increased risk in certain areas of our business, such as cybersecurity, and increased regulation of these activities. Our inability to retain and attract these employees could adversely affect our business and future operating results. An aging workforce in the energy industry also necessitates recruiting, retaining and developing the next generation of leadership.